UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2017 (March 9, 2017)

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 9, 2017, Delta Air Lines, Inc. (“Delta” or “we”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC as the representatives of the underwriters named therein (the “Underwriters”), to issue and sell $2.0 billion in aggregate principal amount of unsecured notes, consisting of $1,000,000,000 in aggregate principal amount of our 2.875% Notes due 2020 (the “2020 Notes”) and $1,000,000,000 in aggregate principal amount of our 3.625% Notes due 2022 (the “2022 Notes” and, together with the 2020 Notes, the “Notes”). The Underwriting Agreement includes customary representations, warranties and covenants, including an agreement to indemnify the Underwriters against certain liabilities. The public offering of the Notes was completed on March 14, 2017. The Notes were registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3ASR (File No. 333-216463) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on March 6, 2017, and a related prospectus, including a prospectus supplement, filed with the Commission. The above description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, filed herewith as Exhibit 1.1, and incorporated herein by reference.

The Notes were issued under an indenture, dated as of March 6, 2017 (the “Base Indenture”), as supplemented by that certain First Supplemental Indenture, dated March 14, 2017 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and U.S. Bank National Association, as trustee. The Base Indenture was filed as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference. The Supplemental Indenture is filed herewith as Exhibit 4.1 and incorporated herein by reference.

The Notes are our direct, unsecured and unsubordinated obligations. The Notes rank pari passu, or equal, in right of payment, with all of our other unsubordinated indebtedness and senior in right of payment to all of our future subordinated debt. We will pay interest semi-annually in arrears for the 2020 Notes on March 13 and September 13 of each year, beginning on September 13, 2017, and for the 2022 Notes on March 15 and September 15 of each year, beginning on September 15, 2017. The 2020 Notes will mature on March 13, 2020, and the 2022 Notes will mature on March 15, 2022.

The Indenture contains certain covenants that, among other things, limit our ability to incur liens securing indebtedness for borrowed money or capital leases and engage in mergers and consolidations or transfer all or substantially all of our assets, in each case subject to a number of important exceptions as specified in the Indenture. The Indenture also contains customary event of default provisions.

We may redeem the 2020 Notes at our option at any time prior to the maturity date of the 2020 Notes, in whole or in part, at the applicable redemption price, plus accrued and unpaid interest on the principal amount of the Notes to be redeemed to the date of redemption. We may redeem the 2022 Notes at our option at any time prior to February 15, 2022 (one month prior to the maturity date of the 2022 Notes), in whole or in part, at the applicable redemption price, plus accrued and unpaid interest thereon to the date of redemption. At any time on or after February 15, 2022 (one month prior to the maturity date of the 2022 Notes), we may redeem the 2022 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to the date of redemption. If we experience a Change of Control (as defined in the Supplemental Indenture) and a ratings decline of either series of Notes by two of the Ratings Agencies (as defined in the Supplemental Indenture) to a rating below investment grade within a certain period of time following a Change of Control or public notice of the occurrence of a Change of Control, we must offer to repurchase such series at a price equal to 101% of the principal amount of such series, plus accrued and unpaid interest thereon to the repurchase date.

We intend to use the net proceeds from the offering of the Notes to fund discretionary contributions to our defined benefit plans.

The foregoing descriptions of the Underwriting Agreement, the Notes, the Base Indenture and the Supplemental Indenture are summaries only and are qualified in their entirety by reference to the full text of such documents. The forms of the Notes issued pursuant to the Indenture are filed herewith as Exhibits 4.2 and 4.3, and the terms and conditions thereof are incorporated by reference herein. The forms of the Notes are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

The agreements included as exhibits to this Current Report on Form 8-K are included to provide information regarding their terms and are not intended to provide any other factual or disclosure information about Delta or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures would not necessarily be reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about Delta may be found elsewhere in this Current Report on Form 8-K and our other public filings, which are available without charge through the Commission’s website at http://www.sec.gov.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference, insofar as it relates to the creation of a direct financial obligation.

Item 8.01 Other Events.

In connection with the offering of the Notes, we are filing the legal opinions relating to the offering as Exhibits 5.1 and 5.2 to this Current Report on Form 8-K, which legal opinions are incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1	Underwriting Agreement, dated March 9, 2017, by and among Delta Air Lines, Inc., as issuer, and Barclays Capital Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein
Exhibit 4.1	First Supplemental Indenture, dated as of March 14, 2017, between Delta Air Lines, Inc. and U.S. Bank National Association, as Trustee
Exhibit 4.2	Form of Delta Air Lines, Inc. 2.875% Notes due 2020
Exhibit 4.3	Form of Delta Air Lines, Inc. 3.625% Notes due 2022
Exhibit 5.1	Opinion of Kilpatrick Townsend & Stockton LLP
Exhibit 5.2	Opinion of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc.
Exhibit 23.1	Consent of Kilpatrick Townsend & Stockton LLP (included in Exhibit 5.1)
Exhibit 23.2	Consent of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By:	/s/ Paul A. Jacobson
Paul A. Jacobson Executive Vice President and Chief Financial Officer

Date: March 14, 2017

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 9, 2017, by and among Delta Air Lines, Inc., as issuer, and Barclays Capital Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein
4.1	First Supplemental Indenture, dated as of March 14, 2017, between Delta Air Lines, Inc. and U.S. Bank National Association, as Trustee
4.2	Form of Delta Air Lines, Inc. 2.875% Notes due 2020
4.3	Form of Delta Air Lines, Inc. 3.625% Notes due 2022
5.1	Opinion of Kilpatrick Townsend & Stockton LLP
5.2	Opinion of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc.
23.1	Consent of Kilpatrick Townsend & Stockton LLP (included in Exhibit 5.1)
23.2	Consent of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.2)